SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials



                    SELIGMAN NEW TECHNOLOGIES FUND II, INC.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

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[LOGO] SELIGMAN
       INVESTMENTS
--------------------------------
EXPERIENCE o INSIGHT o SOLUTIONS

                                    SELIGMAN
                                   CONFERENCE
                                      CALL
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                                                                        Seligman
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                                                    Conference Call Notification

Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. invite you and your clients to participate in a conference call discussion about the most recent quarter, as well as the recent sale of certain of the Funds' holdings, with the Funds' representatives:

                                   Reema Shah

                               Managing Director,
                      J. & W. Seligman & Co. Incorporated

                                       and

                                    Lauren Wu

                            Head of Venture Capital,
                      J. & W. Seligman & Co. Incorporated

              on Wednesday, October 10th at 11:00 a.m. Eastern Time

                                 Call-in Number:

                                  888-714-3808

                                      * * *

                    This call is open to the general public.

                                Caller-ID Number:

                                     9282327

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Technology  stocks may be subject to increased  government  regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified  investments.The  stocks of  smaller  companies  may be  subject  to
above-average   market  price  fluctuations.   Investments  in  venture  capital
companies are highly speculative.

Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. are closed to new investment. Seligman New Technologies Fund, Inc. is in liquidation. A proposal to liquidate and dissolve Seligman New Technologies Fund II, Inc. has been submitted to its stockholders.To obtain a copy of the proxy statement, contact your financial advisor or the Fund's proxy solicitor, Georgeson Inc. at 17 State Street, New York, NY 10004, or by telephone at 1-888-605-7582.We encourage stockholders to vote their proxies in order to minimize additional expenses of further proxy solicitation.

You should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing.You can obtain the Fund's most recent annual and semi-annual reports by contacting your financial advisor or Seligman Services, Inc. at 800-597-6068. These reports and other information, including the current proxy statement for Seligman New Technologies Fund II, Inc., are also available on the Securities and Exchange Commission's EDGAR Database at www.sec.gov.

                                                                       NTCC-0907